LOAN AGREEMENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
LOAN AGREEMENTS
NOTE 7 - LOAN AGREEMENTS

Credit Agreements - Current

	As of June 30, 2016	As of December 31, 2015

Term loan – Independent Bank	$5,379,000	$-

Term loan – Heartland, net of deferred financing costs	$-	$2,492,000

Independent Bank and Promissory Note

On June 22, 2016, in connection with the completion of the Merger, the Company, Brushy and Independent Bank (the “Lender”), Brushy’s senior secured lender, entered into an amendment to Brushy’s forbearance agreement with the Lender (the “Fourth Amendment”), which, among other things, provided for a pay-down of approximately $6.0 million of the principal amount outstanding on the loan (the “Loan”), plus fees and other expenses incurred in connection with the Loan, in exchange for an extension of the maturity date through December 15, 2016, at an interest rate of 6.5%, payable monthly. Additionally, the Company agreed to (i) guaranty the approximately $5.4 million aggregate principal amount of the Loan, (ii) grant a lien in favor of the Lender on all of the Company’s real and personal property, (iii) restrict the incurrence of additional debt and (iv) maintain certain deposit accounts with various restrictions with the Lender.

Heartland Bank

On January 8, 2015, the Company entered into the Credit Agreement with Heartland Bank (the “Credit Agreement”), as administrative agent and the Lenders party thereto. The Credit Agreement provided for a three-year senior secured term loan in an initial aggregate principal amount of $3,000,000, or the Term Loan. On December 29, 2015, after a default on an interest payment and in connection with the Merger, the Company entered into the Forbearance Agreement with Heartland (the “Heartland Forbearance Agreement”). The Heartland Forbearance Agreement, restricted Heartland from exercising any of its remedies until April 30, 2016, which was subject to certain conditions, including a requirement for the Company to make a monthly interest payment to Heartland.

Following the First Amendment entered into on March 1, 2016, on May 4, 2016, as a result of a default on the required March 1, April 1 and May 1 interest payments pursuant to the Forbearance Agreement, the Company entered into a second amendment to the Forbearance Agreement (the “Second Amendment”). Pursuant to the Second Amendment, the limit on the amount of New Subordinated Debt the Company had been permitted to raise was eliminated and the Forbearance Expiration Date was extended to May 31, 2016. As consideration for the forgoing, the Company paid Heartland the overdue interest owed pursuant to the Term Loan and interest due through May 31, 2016 in the approximate amount of $87,000 and reimbursement of a portion of Heartland’s fees and expenses in an approximate amount of $53,000. During the three and six months ended June 30, 2016, the Company amortized approximately $193,000 and $220,000 of deferred financing, respectively. This amount is recorded as a component of non-cash interest expense.

In connection with the consummation of the Merger, on June 22, 2016, the Company repaid the entire balance of its outstanding indebtedness with Heartland at a discount of $250,000 (recognized as a gain in other income (expense), resulting in the elimination of $2.75 million in senior secured debt and the extinguishment of Heartland’s security interest in the assets of the Company.

Convertible Notes

Current - (rounded to the nearest thousands):

June 30, 2016:

	Related Party	Non Related Party
Convertible notes, net - January 1, 2016	$1,055,000	$674,000
Borrowings	1,250,000	1,613,000
Warrants issued as debt discount	(646,000)	(833,000)
Accretion of debt discount	1,177,000	1,061,000
Converted to equity	(2,650,000)	(1,350,000)
Convertible notes, net- June 30, 2016	$186,000	$1,165,000

	Related Party	Non Related Party
Convertible notes	$400,000	$1,413,000
Unamortized debt discount	(214,000)	(248,000)
Convertible notes, net	$186,000	$1,165,000

December 31, 2015:

	Related Party	Non Related Party
Convertible notes	$1,800,000	$1,150,000
Unamortized debt discount	(745,000)	(476,000)
Convertible notes, net	$1,055,000	$674,000

During the three and six months ended June 30, 2016, the Company amortized approximately $1.45 million and $2.24 million of convertible debt discount, respectively. This amount is recorded as a component of non-cash interest expense.

In a series of transactions from December 29, 2015 to May 6, 2016, the Company issued an aggregate of approximately $5.8 million in Convertible Notes maturing on June 30, 2016 and April 1, 2017 at a conversion price of $5.00 and warrants to purchase an aggregate of approximately 2.3 million shares of Common Stock with an exercise price of $2.50 for warrants issued between December 2015 and March 2016 and $0.10 for the warrants issued in May 2016. Subsequently, warrants to purchase 620,000 shares of Common Stock issued between December 2015 and March 2016 were amended and restated to reduce the exercise price to $0.10 in exchange for additional consideration in the form of participation in the May Convertible Notes offering. The proceeds from this financing were used to pay a $2 million refundable deposit in connection with the Merger, to fund certain operating expenses of Brushy in an aggregate amount of approximately $508,000, to fund approximately $1.3 million of interest payments to Heartland and to fund approximately $2.0 million in working capital and accounts payables reductions.

In connection with the closing of the Merger, on June 23, 2016, certain holders of Convertible Notes in an aggregate principal amount of approximately $4.0 million entered into the Note Conversion Agreement. The terms of the Note Conversion Agreement provided that the Convertible Notes were automatically converted into Common Stock upon the closing of the Merger. Pursuant to the terms of the Conversion Agreement, the conversion price was reduced to $1.10, which resulted in the issuance of 3,636,363 shares of Common Stock. Holders of these Convertible Notes waived and forfeited any and all rights to receive accrued but unpaid interest. The Company accounted for the reduction in the conversion price as an inducement expense and recognized $3.4 million in other income (expense).

The Convertible Notes bear interest at a rate of 12% per annum, payable at maturity. The Convertible Notes and accrued but unpaid interest thereon is convertible in whole or in part from time to time at the option of the holders thereof into shares of our Common Stock at a conversion price of $5.00. The Convertible Notes may be prepaid in whole or in part (but with payment of accrued interest to the date of prepayment) at any time at a premium of 103% for the first 120 days and a premium of 105% thereafter, so long as no Senior Debt is outstanding. The Convertible Notes contain customary events of default, which, if uncured, entitle each noteholder to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest, subject to certain subordination provisions.

On August 3, 2016, the Company entered into an amendment with the remaining holders of approximately $1.8 million in Convertible Notes. For more information on the amendment, see Note 12 — Subsequent Events.

Debentures

On June 23, 2016, pursuant to the terms of the Debenture Conversion Agreement, dated as of December 29, 2015, the Company’s remaining outstanding 8% Convertible Debentures converted automatically upon consummation of the Merger at $5.00 per share, resulting in the issuance of 1,369,293 shares of Common Stock. In exchange for the reduction in conversion price, all accrued but unpaid interest was forfeited.   The modification of such conversion rate resulted in an immaterial gain.  The Convertible Debentures and associated derivative liability was then reclassified to additional paid in capital.

Note Payable – SOS Ventures

Pursuant to the Merger Agreement and as a condition of the Fourth Amendment, the Company was required to make a cash payment of $500,000, the issuance of the SOS Note and the SOS Warrant.

As of June 30, 2016

Note payable – SOS due after one year (1)	$1,000,000

(1)	The SOS Note matures on June 30, 2019 and has an interest rate of 6.0% due at maturity.

Interest Expense

Interest expense for the three and six months ended June 30, 2016 was approximately $2.27 million and $3.60 million, respectively, as compared to the three and six months ended June 30, 2015 of approximately $553,000 and $775,000, respectively. The non-cash interest expense during the three and six months ended June 30, 2016 was approximately $2.1 million and $3.38 million, respectively, as compared to approximately $425,000 and $597,000 for the three and six months ended June 30, 2015. The non-cash interest expenses consisted of non-cash interest expense and amortization of the deferred financing costs, accretion of the Debentures payable discount, and Debentures interest paid in Common Stock.

NOTE 7 - LOAN AGREEMENTS

Credit Agreement

As of December 31, 2015

Term loan - Heartland (due January 8, 2018)	$2,750,000
Unamortized debt discount	(37,911)
Term loan - Heartland, net	2,712,089
Less: amount due within one year	(2,712,089)
Term loan - Heartland due after one year	$-

On January 8, 2015, the Company entered into the Credit Agreement with Heartland Bank, as administrative agent and the Lenders party thereto. The Credit Agreement provides for a three-year senior secured term loan in an initial aggregate principal amount of $3,000,000, or the Term Loan, which principal amount may be increased to a maximum principal amount of $50,000,000 at the request of the Company pursuant to an accordion advance provision in the Credit Agreement subject to certain conditions, including the discretion of the lender. Funds borrowed under the Credit Agreement may be used by the Company to (i) purchase oil and gas assets, (ii) fund certain Lender-approved development projects, (iii) fund a debt service reserve account, (iv) pay all costs and expenses arising in connection with the negotiation and execution of the Credit Agreement, and (v) fund the Company’s general working capital needs.

The Term Loan bears interest at a rate calculated based upon the Company’s leverage ratio and the “prime rate” then in effect. In connection with its entry into the Credit Agreement, the Company also paid a nonrefundable commitment fee in the amount of $75,000, and agreed to issue to the Lenders 7,500 5-year warrants for every $1 million funded. An initial warrant to purchase up to 22,500 shares of the Company’s common stock at $25.00 per share was issued in connection with closing. As of January 8, 2015, the Company valued the 22,500 warrants at $56,000, which was accounted for as debt discount and amortized over the life of the debt. The Company accreted $18,000 of debt discount for the year ended December 31, 2015.

The Credit Agreement contains certain customary representations and warranties and affirmative and negative covenants. The Credit Agreement also contains financial covenants with respect to the Company’s (i) debt to EBITDAX ratio and (ii) debt coverage ratio. In addition, in certain situations, the Credit Agreement requires mandatory prepayments of the Term Loans, including in the event of certain non-ordinary course asset sales, the incurrence of certain debt, and the Company’s receipt of proceeds in connection with insurance claims.

As previously disclosed, as of June 30, 2015 and September 30, 2015, the Company was not in compliance with the financial covenant in the Credit Agreement that relates to the total debt to EBITDAX ratio. EBITDAX is defined in the Credit Agreement as, for any period of determination, determined in accordance with GAAP, the pre-tax net income for such period plus (without duplication and only to the extent deducted in determining such net income), interest expense for such period, depreciation and amortization expense, extraordinary or non-recurring items reducing net income for such period, and other non-cash expenses for such period less gains on sales of assets and other non-cash income for such period included in the determination of net income plus (without duplication and only to the extent deducted in determining such net income) exploration, drilling and completion expenses or costs. Specifically, the ratio requires that the Company maintain at all times, as determined on June 30 of each year, a ratio of (i) the aggregate amount of all Debt (as defined in the Credit Agreement), to (ii) EBITDAX of not less than 4.5:1, 3.5:1 and 2.5:1 for the periods ending June 30, 2015, 2016, and 2017 and thereafter, respectively. Prior to the filing of our quarterly report for the period ended June 30, 2015, the Company received a waiver from Heartland for this covenant violation, which will not be measured again until June 30, 2016. The Company will need to raise additional capital and acquire and/or successfully develop its oil and gas assets to meet this covenant.

On December 29, 2015, after a default on an interest payment and in connection with the merger transactions, the Company entered into the Forbearance Agreement with Heartland. The Forbearance Agreement restricts Heartland from exercising any of its remedies until April 30, 2016 and is subject to certain conditions, including a requirement for the Company to make a monthly interest payment to Heartland. On April 1, 2016, the Company failed to make the required interest payment to Heartland for the month of March. As a result, Heartland has the right to declare an event of default under the Forbearance Agreement, terminate the remaining commitment and accelerate payment of all principal and interest outstanding. The Company has not yet received a notice of default and is currently in discussions with Heartland with respect to the missed interest payment. Moreover, the Debentures also contain certain cross-default provisions with certain other debt instruments. Therefore, a default under the Credit Agreement, constitutes an event of default pursuant to the Debentures which may result in an acceleration of our obligations at the holders’ election.

Convertible Notes

	Related Party	Non Related Party
Convertible notes	$1,800,002	$1,150,000
Unamortized debt discount	(745,450)	(476,261)
Convertible notes, net	1,054,552	673,739
Less: amount due within one year	(1,054,552)	(673,739)
Convertible notes due after one year	$-	$-

From December 29, 2015 to January 5, 2016, the Company entered into 12% Convertible Subordinated Note Purchase Agreements with various lending parties, which we refer to as the Purchasers, for the issuance of an aggregate principal amount of $3.75 million unsecured subordinated convertible notes, or the Convertible Notes, which includes the $750,002 of short-term notes exchanged for Convertible Notes by the Company and warrants to purchase up to an aggregate of approximately 1,500,000 shares of Common Stock at an exercise price of $2.50 per share. The proceeds from this financing were used to pay a $2 million refundable deposit in connection with the Merger, to fund approximately $1.3 million of interest payments to our lenders and for our working capital and accounts payables.

The Convertible Notes bear interest at a rate of 12% per annum, payable at maturity on June 30, 2016. The Convertible Notes and accrued but unpaid interest thereon are convertible in whole or in part from time to time at the option of the holders thereof into shares of our Common Stock at a conversion price of $5.00. The Convertible Notes may be prepaid in whole or in part (but with payment of accrued interest to the date of prepayment) at any time at a premium of 103% for the first 120 days and a premium of 105% thereafter, so long as no Senior Debt is outstanding. The Convertible Notes contain customary events of default, which, if uncured, entitle each noteholder to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest, subject to certain subordination provisions.

Additionally, on March 18, 2016, the Company issued an additional aggregate principal amount of $500,000 of Convertible Notes, which have the terms and conditions as the Convertible Notes with the exception of the maturity date, which is April 1, 2017. The proceeds from these Convertible Notes were used to make advances to Brushy for payment of operating expenses pending completion of the Merger. If the Merger is not completed, these amounts are subject to repayment by Brushy.

Debentures

	As of December 31, 2015	As of December 31, 2014

8% Convertible debentures, net (due 2018; 8% weighted average interest rate)	$6,846,465	$6,846,465
Unamortized debt discount	-	(6,389)
8% Convertible debenture, net	6,846,465	6,840,076
Less: amount due within one year	(6,846,465)	-
8% Convertible debenture due after one year	$-	$6,840,076

In numerous separate private placement transactions between February 2011 and October 2013, the Company issued an aggregate of approximately $15.6 million of Debentures, secured by mortgages on several of its properties. On January 31, 2014, the Company entered into a debenture conversion agreement (the “First Conversion Agreement”) with all of the holders of the Debentures.

Pursuant to the terms of the First Conversion Agreement, $9.0 million in Debentures (approximately $8.73 million of principal and $270,000 in interest) was converted by the holders to shares of Common Stock at a conversion price of $20.00 per share. In addition, the Company issued warrants to the Debenture holders to purchase one share of Common Stock for each share issued in connection with the conversion of the Debentures, at an exercise price equal to $25.00 per share.

Under the terms of the First Conversion Agreement, the balance of the Debentures may be converted to Common Stock on the terms provided therein (including the terms related to the warrants) at the election of the holder, subject to receipt of stockholder approval as required by Nasdaq continued listing requirements.

On December 29, 2015, the Company entered into a second agreement with the holders of its Debentures, which provides for the full automatic conversion of Debentures into shares of the Company’s Common Stock at a price of $5.00 per share, upon the receipt of requisite stockholder approval and the consummation of the Merger. If the Debentures are converted on these terms, it would result in the issuance of 1,369,293 shares of Common Stock and the elimination of $8.08 million in short-term debt obligations including accrued but unpaid interest which would be forfeited and cancelled upon conversion pursuant to the terms of the agreement.

As of December 31, 2015 and 2014, the Company had $6.85 million and $6.84 million, net, remaining Debentures, respectively, which prior to December 29, 2015, were convertible at any time at the holders’ option into shares of Common Stock at a conversion price of $20.00 per share, subject to certain standard adjustments. If the Merger is not successful or the stockholders do not approve the conversion of the Debentures at the Company’s special meeting to be held in the second quarter of 2016, the Debentures will no longer be subject to the terms of current debenture conversion agreement.

The debt discount amortization on the Debentures was approximately $6,000 and $472,000 for the years ended December 31, 2015 and 2014, respectively.

10% Term Loans

On May 30, 2014, the Company entered into the First Settlement Agreement with Hexagon, which provided for the settlement of all amounts outstanding under the term loans. In connection with the execution of the First Settlement Agreement, the Company made an initial cash payment of $5.0 million reducing the total principal and interest due under the term loan from $19.83 million to $14.83 million. The First Settlement Agreement required the Company to make an additional cash payment of $5.0 million (the “Second Cash Payment”) by August 15, 2014, and at that time issue to Hexagon (i) a two-year $6.0 million unsecured note (the “Replacement Note”), bearing interest at an annual rate of 8%, requiring principal and interest payments of $90,000 per month, and (ii) 94,321 shares of unregistered Common Stock (the “Shares”). The parties also agreed that if the Second Cash Payment was not made by June 30, 2014, an additional $1.0 million in principal would be added to the Replacement Note, and if the Replacement Note was not retired by December 31, 2014, the Company would issue an additional 100,000 shares of Common Stock to Hexagon. The First Settlement Agreement was superseded by the Final Settlement Agreement which is discussed below.

On September 2, 2014, the Company entered into the Final Settlement Agreement with Hexagon which replaced the First Settlement Agreement, pursuant to which, in exchange for full extinguishment of all amounts outstanding under the term loans (approximately $15.06 million in principal and interest as of the settlement date), the Company assigned Hexagon the collateral securing the term loans, which consisted of approximately 32,000 net acres including 17 producing wells that consisted of several economic wells which secured properties with PDP reserves and PUD reserves with a carrying value of approximately $16.62 million. The Company also conveyed $973,000 in asset retirement obligations (“ARO”) for the 17 active and several non-producing wells. In addition to the conveyance of oil and natural gas property, the Company issued to Hexagon 2,000 shares of 6% Conditionally Redeemable Preferred Stock with a par value of $0.0001, stated value of $1,000 and dividends paid on a quarterly basis valued at approximately $1.69 million at December 31, 2014. As a result of this conveyance, the Company recorded a loss on conveyance of property of $2.27 million.

The 2,000 shares of Conditionally Redeemable 6% Preferred Stock were issued on September 2, 2014 with a stated rate of $1,000 per share, par $0.0001. The shares were valued using the Monte Carlo projection model to determine the value of the preferred stock. The Company used the following inputs to calculate the valuation of the preferred stock at conveyance. The inputs consisted of a maturity range from 13.91 to 17.29 percent, redemption probability rate of 50%, and other probability weighted projected inputs including acquisitions, production, and other criteria that trigger a mandatory redemption.

Inducement Expense

On January 31, 2014, as discussed above, the Company entered into the Initial Conversion Agreement with all of the holders of the Debentures. Under the terms of the Initial Conversion Agreement, $9.0 million of the approximately $15.6 million in Debentures outstanding as of January 30, 2014 immediately converted to shares of Common Stock at a price of $20.00 per common share. As additional inducement for the conversions, the Company issued warrants to the converting Debenture holders to purchase one share of Common Stock, at an exercise price equal to $25.00 per share (the “Warrants”), for each share of Common Stock issued upon conversion of the Debentures. The Company utilized a Black Scholes option price model, with a 3 year life and 65% volatility, risk free rate of 0.2%, and the market price of $30.50. The Company recorded an inducement expense of $6.66 million during the year ended December 31, 2014 for the Warrants. TRW acted as the investment banker for the Initial Conversion Agreement and was compensated with 22,500 shares of Common Stock valued at a market price of $30.50 per share. During the year ended December 31, 2014, the Company valued that compensation at $686,000, which was expensed immediately.

Interest Expense

For the year ended December 31, 2015 and 2014, the Company incurred interest expense of approximately $1.70 million and $4.84 million, respectively, of which approximately $131,000 and $2.43 million, respectively, were non-cash interest expense conveyed through property, amortization of the deferred financing costs, accretion of the Debentures payable discount, and Debentures interest paid in Common Stock.

Debenture Interest – Non Cash

During the year ended December 31, 2014, the Company elected to fund its interest payment for its Debentures with stock and issued 139,613 shares valued at approximately $1.19 million which is an add back to accrued expense in the cash flow and further disclosed in the supplemental disclosure. The interest was accrued for the period from November 15, 2013 to December 29, 2014.